UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2008

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21

Algona, IA 50511

(Address of Principal Executive Offices)

(515) 395-8888

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

In connection with East Fork Biodiesel, LLC’s (the “Company” or “we”) existing Master Loan Agreement dated as of January 3, 2007 (the “Credit Agreement”) with Farm Credit Services of America, FLCA (“Farm Credit”) and related loan supplements outstanding under such agreement, a Construction and Term Loan Supplement dated as of January 30, 2007 (the “Term Loan Supplement” and the “Term Loan”) and a Construction and Revolving Term Loan Supplement dated as of January 30, 2007 (“Revolving Loan Supplement” and the “Revolving Loan”), on June 17, 2008, we entered into a Restated Term Loan Agreement (“Restated Term Loan Agreement”) with Farm Credit.

Also, on June 17, 2008, in connection with the Company’s Security Agreement dated January 30, 2007 with Farm Credit, we entered into Amendment No. 1 to Security Agreement with Farm Credit (“Amended Security Agreement”) and an Agreement with Farm Credit regarding the compromise and settlement of disputes and claims (“Settlement Agreement”). The Restated Term Loan Agreement, Amended Security Agreement and Settlement Agreement are collectively referred to as the “Loan Restructuring Agreements.”

The following is a summary of certain terms of the Loan Restructuring Agreements:

•

The balance outstanding on the $12,000,000 Revolving Loan Supplement in the principal amount of $260,378, plus interest due and unpaid, has been transferred to the Term Loan Supplement. A reserve of $600,000 has been established for the interest due through December 31, 2008 under our Term Loan Supplement. Also, a reserve of $289,010 has been established under our Term Loan Supplement for the final payments due REG Construction & Technology Group, LLC.

•

We will be able to draw upon the full $24,500,000 amount of the Term Loan. All draws must be not less than $250,000 each. Currently, the amount that we can draw is $3,461,568, after considering the prior draws and the amounts refunded in the preceding bullet point. We will have until February 28, 2009 to draw the full amount of $24,500,000 Term Loan. Any amounts not drawn by February 28, 2009 will no longer be available to us. We have no right to make a prepayment and then draw again the amount of the prepayment under the Term Loan.

•	Our access to the $12,000,000 unused balance under the Revolving Loan for working capital has been terminated.

•	Farm Credit has released its security interest lien in our inventory and accounts receivable as well as intangible personal property (such as cash, bank accounts, contract rights, etc.).

•	Farm Credit will continue to have a first mortgage in all of our real property and a first security interest in all of our equipment and fixtures.

•

Principal payments in the individual amounts of $912,500 due May 20, 2008, August 20, 2008 and November 20, 2008 are deferred with quarterly principal payments of $912,500 resuming and being due on February 20, 2009, and due quarterly thereafter. The due date for the final payment will be August 20, 2015.

•	Monthly interest payments continue to be due and are current. We have an interest rate option of Base Rate + .75 or LIBOR + 3.25. Base Rate and LIBOR are defined in the Restated Term Loan Agreement.

•

Farm Credit has billed unused line fees of approximately $5,000 per month since February 2008 that have not been paid by us. These fees have been waived. Farm Credit will not refund any other fees or any expenses incurred by us.

•

The financial covenants have been eliminated. Our requirement to pay the scheduled interest and principal payments when due remains as well as other affirmative and negative covenants set forth in the Restated Term Loan Agreement.

•	We are allowed to make changes to our Articles and Operating Agreement, management contracts and other material contracts without the approval of Farm Credit.

•	We may prepay the Term Loan at any time with no prepayment penalty.

•	In exchange for these restructuring terms, we have given Farm Credit and its 5 participating lenders a full release of all claims and disputes.

The foregoing descriptions of the Loan Restructuring Agreements do not purport to be complete and are qualified in their entirety by reference to the Loan Restructuring Agreements, which are filed as Exhibits, to this Current Report on Form 8-K.

Our completion of the Loan Restructuring Agreements should allow us to avoid a default of our obligations to Farm Credit debt until at least February 20, 2009. Our Board of Directors and management continue to monitor soybean oil and biodiesel prices and investigate working capital financing, feedstock options and other matters which might allow future profitable operation of our biodiesel plant. We cannot predict the outcome of our ability to obtain working capital financing. Nor can we predict when soybean oil and biodiesel prices will allow us to operate our biodiesel plant profitably.

FORWARD-LOOKING STATEMENTS - The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K contains information that may be deemed forward-looking and that is based largely on our current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are the ability to make our principal and interest payments and avoid a default under our senior credit agreement if soybean oil and biodiesel prices do not allow us to operate our biodiesel plant profitably, the ability to secure and the cost of working capital financing in light of economic environment of the biodiesel industry and the economic environment in general, changes in interest rates, prices of or demand for diesel fuel, refined soybean oil and other commodity prices, energy costs, shipping costs, available production and management personnel, legislative and regulatory rulings and other results of operations or financial conditions. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. East Fork does not publicly undertake to update or revise its forward-looking statements, whether in response to new information, unforeseen events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
10.1	Restated Term Loan Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008
10.2	Amendment No. 1 to Security Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008
10.3	Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: June 23, 2008	By:
Kenneth M. Clark
President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Restated Term Loan Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008

10.2	Amendment No. 1 to Security Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008
10.3	Agreement by and between Farm Credit Services of America, FLCA and East Fork Biodiesel, LLC dated June 17, 2008

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